 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	000-29283 (Commission File No.)	34-1516518 (IRS Employer Identification Number)
100 S. High Street, Columbus Grove, Ohio (Address of principal executive offices)	45830-1241 (Zip Code)
Registrant’s telephone number, including area code:	(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Diana L. Engelhardt as Chief Financial Officer

On August 11, 2015, United Bancshares, Inc. (the “Company”) issued a press release announcing the resignation of Diana L. Engelhardt as Chief Financial Officer (“CFO”) of the Company and Senior Vice President and CFO of its wholly owned subsidiary, The Union Bank Company (the “Bank”), effective September 4, 2015.

On August 11, 2015, Brian D. Young, President and Chief Executive Officer of the Company, accepted Ms. Engelhardt’s resignation and thanked Ms. Engelhardt for her years of service to the Company.

The resignation was not due to any dispute or disagreement with the Company or the Bank on any matter relating to operations, policies, practices or accounting principles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: August 11, 2015	By: /s/Brian D. Young
Brian D. Young President & CEO, United Bancshares, Inc.